UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 3, 2012

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

                        State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 – Hawaiian Electric Industries, Inc. (HEI)

         900 Richards Street, Honolulu, Hawaii  96813 – Hawaiian Electric Company, Inc. (HECO)

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(808) 543-5662 - HEI
(808) 543-7771 - HECO

                                                                None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 3, 2012, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO ANNOUNCE SECOND QUARTER 2012 FINANCIAL RESULTS ON AUGUST 2, 2012; AMERICAN SAVINGS BANK TO ANNOUNCE SECOND QUARTER 2012 FINANCIAL RESULTS ON JULY 30, 2012

HONOLULU -- Hawaiian Electric Industries, Inc. (HEI) (NYSE - HE) said today that it plans to announce its second quarter 2012 financial results on Thursday, August 2, 2012.  In addition, American Savings Bank, F.S.B. (ASB), a wholly-owned indirect subsidiary of HEI, plans to announce its second quarter 2012 financial results on July 30, 2012, the same day ASB expects to file financial reports to meet regulatory filing requirements.

HEI also announced that it has scheduled an earnings conference call beginning at 8:00 a.m. Hawaii time (2:00 p.m. Eastern time) on Friday, August 3, 2012.

Interested parties may listen to the conference by calling (800) 706-7748 and entering passcode:  32260721, or by listening to the webcast on HEI’s website at www.hei.com.  The presentation for the webcast will be on HEI’s website under the headings “Investor Relations,” “News & Events” and “Presentations & Webcasts.”  HEI and Hawaiian Electric Company, Inc. (HECO) intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information.  Such disclosures will be included on HEI’s website in the Investor Relations section.  Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and ASB’s press releases, SEC filings and public conference calls and webcasts.  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and HECO’s SEC filings unless, and except to the extent, specifically incorporated by reference.  Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC.  No information on the PUC website is incorporated by reference in this document or in HEI’s and HECO’s SEC filings.

An on-line replay of the August 3, 2012 webcast will be available on HEI’s website beginning about two hours after the event.  Replays of the teleconference will also be available approximately two hours after the event through August 17, 2012, by dialing (888) 286-8010, passcode:  61628408.

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, HECO, Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through ASB, one of Hawaii’s largest financial institutions.

Forward-Looking Statements

Statements made orally or materials presented on the above-referenced webcast/conference call may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” or similar expressions.  In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things.  These forward-looking statements are not guarantees of future performance.

Forward-looking statements made orally or in materials presented on the above-referenced webcast/conference call should be read in conjunction with the “Forward-Looking Statements” discussion (which is incorporated by reference herein) set forth on pages iv and v of HEI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements.  Forward-looking statements speak only as of the date of the above-referenced webcast/conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President,	Senior Vice President and
Chief Financial Officer and Treasurer	Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: July 3, 2012	Date: July 3, 2012